Provisions for judicial and administrative proceedings, commitments and other provisions	12 Months Ended
Dec. 31, 2019
Provisions for judicial and administrative proceedings, commitments and other provisions [Abstract]
Provisions for judicial and administrative proceedings, commitments and other provisions

23.   Provisions for judicial and administrative proceedings, commitments and other provisions

a) Breakdown

 The breakdown of the balance of “Provisions” is as follows:

Thousand of reais	2019	2018	2017

Pension fund provisions and similar requirements (2)	4,960,620	3,357,654	3,923,457
Provisions for lawsuits and administrative proceedings, commitments and other provisions	11,371,205	11,338,244	10,063,459
Judicial and administrative proceedings under the responsibility of former controlling stockholders (Note 15)	103,272	605,638	707,131
Judicial and administrative proceedings	9,226,735	9,507,240	8,365,320
Of which:
Civil	3,201,061	3,377,338	2,522,005
Labor	3,504,296	3,819,107	3,448,388
Tax and Social Security	2,521,378	2,310,795	2,394,927
Provisions for contingent commitments (Note 23.b)	683,918	626,267	-
Others provisions (1)	1,357,280	599,099	991,008
Total	16,331,825	14,695,898	13,986,916

(1)   In 2019, includes R$700,000 (2018 - R$126.561 and 2017 - R$287,446) relating to the expenses of projects aimed at improving operational productivity and efficiency.

(2)   In the year ended December 31, 2018, there was an increase in the costing contribution established for a certain post-employment benefit plan, which is calculated as a percentage of the total monthly remuneration of members. This increase in contribution resulted in a decrease in the cost of past service, due to the change in the plan. The envisaged changes implied a reduction in the present value of the defined benefit plan obligations, which is supported by an actuarial assessment. In the Consolidated Statements of Income, this amount was recorded in the caption Provisions (Net).

b) Changes

The changes in “Provisions” were as follows:

Thousand of reais	2019

	Pensions (1)	Other Provisions		Total
Balance at beginning of year	3,357,654	11,338,244		14,695,898
Additions charged to income:
Interest expense and similar charges	314,596	-		314,596
Personnel Expenses (Note 40)	10,917	-		10,917
Constitutions / Reversals and Adjustment of provisions	21,523	2,936,187		2,957,710
Other Comprehensive Income	1,416,815	-		1,416,815
Additions to provisions for contingent commitments	-	(57,651)		(57,651)
Payments to external funds	(187,667)	-		(187,667)
Amount paid	-	(2,870,703)		(2,870,703)
Transfer to other assets - actuarial assets (Note 15)	23,014	-		23,014
Transfers, exchange differences and other changes	-	19,512		19,512
Balance at end of year	4,956,852	11,365,589		16,322,441

Thousand of reais	2018

	Pensions (1)	Other Provisions		Total
Balance at beginning of year	3,923,456	10,063,459		13,986,915
Additions charged to income:
Interest expense and similar charges	320,559	-		320,559
Personnel Expenses (Note 40)	8,939	-		8,939
Constitutions / Reversals and Adjustment of provisions	(801,332)	3,556,512		2,755,180
Other Comprehensive Income	483,058	-		483,058
Additions to provisions for contingent commitments	-	(48,246)		(48,246)
Payments to external funds	(594,024)	-		(594,024)
Amount paid	-	(2,247,172)		(2,247,172)
Transfer to other assets - actuarial assets (Note 15)	16,998	-		16,998
Transfers, exchange differences and other changes	-	13,691		13,691
Balance at end of year	3,357,654	11,338,244		14,695,898

Thousand of reais	2017

	Pensions (1)	Other Provisions		Total
Balance at beginning of year	2,710,626	9,065,864		11,776,490
Additions charged to income:
Interest expense and similar charges	275,836	-		275,836
Personnel Expenses (Note 40)	20,081	-		20,081
Constitutions / Reversals and Adjustment of provisions	1,723	3,112,684		3,114,407
Other Comprehensive Income	1,028,090	-		1,028,090
Payments to external funds	(127,357)	-		(127,357)
Amount paid	-	(2,123,483)		(2,123,483)
Transfer to other assets - actuarial assets (Note 15)	14,457	-		14,457
Transfers, exchange differences and other changes	-	8,394	-	8,394
Balance at end of year	3,923,456	10,063,459		13,986,915

(1) For further information, see note 15. Provisions for pension funds and similar obligations.

b.1)  Provisions for contingent payments

According to note 2.iii.ix, IFRS 9 requires that the provision for expected credit losses be recorded for contracts of financial guarantees rendered, which have not yet been honored. Provision expense reflecting credit risk should be measured and accounted for when the honor of these guarantees occurs and the client accused does not comply with its contractual obligations. The movement of these provisions in 2019 and 2018 is as follows:

Thousand of reais	2019	2018

Balance at beginning of year (in 1/01/2018 after the initial adoption of the IFRS 9)	626,267	674,513
Creation of provision for contingent commitments	57,651	(48,246)
Balance at end of year	683,918	626,267

c) Provisions for Civil, Labor, Tax and Social Security Contingencies

Banco Santander and its subsidiaries are involved in lawsuits and administrative proceedings related to tax, labor, social security and civil arising in the normal course of its activities.

The provisions were constituted based on the nature, complexity, lawsuits historic and company´s assessment of lawsuit losses based on the opinions of internal and external legal advisors. The Santander has the policy to constitute provision of full amount of lawsuits who's the result of loss assessment is probable. The legal obligation of tax and social security were fully recognized in the financial statements.

c.1) Lawsuits and Administrative Proceedings - related to Tax and Social Security

The main legal obligations and administrative proceedings, recorded at the line of “Tax Liabilities - Current”, recorded integrality as an obligation are described as follows:

Main lawsuits and administrative proceedings related to legal obligations, tax and social security

• PIS and Cofins - R$3,755,556 (2018 - R$3,632.467 and 2017 - R$3,501,464): Banco Santander and its subsidiaries filed lawsuits seeking to eliminate the application of Law 9,718/1998, which modified the calculation basis for PIS and Cofins to cover all revenues of legal entities and not only those arising from the provision of services and sale of goods. Regarding the Banco Santander Process, on April 23, 2015, a STF decision was issued admitting the Extraordinary Appeal filed by the Federal Government regarding PIS and denying the follow-up to the Extraordinary Appeal of the Federal Public Prosecutor regarding Cofins. Both appealed this decision, without any success, so that the suit relating to Cofins is defined, ruling the judgment of the Federal Regional Court of the 4th Region of August 2007, favorable to Banco Santander. Pursuant to the STF, Banco Santander's PIS and the PIS and Cofins of other subsidiaries are pending final judgment.

Main lawsuits and administrative proceedings with probable loss risk

Banco Santander and its subsidiaries are parties in lawsuits and administrative proceedings related to tax and social security matters, which their risk of loss are classified as probable, based on the opinion of legal counsel. Those are the main themes of the proceedings:

• Provisional Contribution on Financial Transactions (CPMF) on Customer Operations - R$906,355 (2018 - R$729,919 and 2017 - R$714,604): in May 2003, the Federal Revenue Service issued a tax assessment against Santander Distribuidora de Títulos e Valores Mobiliários Ltda. (Santander DTVM) and another tax assessment against Banco Santander Brasil S.A. The tax assessments refer to the collection of CPMF tax on transactions conducted by Santander DTVM in the cash management of its customers' funds and clearing services provided by Banco to Santander DTVM in 2000, 2001 and 2002. Based on the risk assessment of legal counsel, the tax treatment was accurate. Santander DTVM had a favorable decision at the Board of Tax Appeals (CARF). Banco Santander had a unfavorable decision and was considered responsible for the collection of the CPMF tax. Both decisions were appealed by the respective losing party to the highest jurisdiction of CARF. In June 2015, Bank and DTVM had obtained a non favorable decision at CARF. On July 3, 2015, Banco and Santander Brasil Tecnologia S.A. (current name of Produban Serviços de Informática S.A. and Santander DTVM) filed a lawsuit seeking to cancel both tax debts. This lawsuit was ruled groundless and is currently awaiting judgment by the Regional Federal Court (TRF 3). Based on the legal advisors' assessment, a provision was set up to cover the loss considered probable in the lawsuit.

• Social Security Contribution (INSS) - R$282,053 (2018 - R$273,233  and 2017 - R$265.022): Banco Santander and its subsidiaries are involved in administrative and judicial proceedings regarding the collection of income tax on social security and education allowance contributions over several funds that, according to the evaluation of legal advisors, do not have nature of salary.

• Tax on Services (ISS) - Financial Institutions - R$224,631 (2018 - R$228.403 and 2017 - R$228.403):Banco Santander and its subsidiaries discuss administrative and legal requirements, by several municipalities, of the payment of ISS on various revenues arising  from operations that are usually not classified as services (Note 23.c.4 - Possible Risk Loss).

c.2) Lawsuits and Administrative Proceedings of Labor

These are lawsuits filed by labor Unions, Associations, Public Prosecutors and former employees claiming labor rights they believe are due, especially payment for overtime and other labor rights, including retirement benefit lawsuits.

For claims considered to be similar and usual, provisions are recognized based on the payments and successes historic. Claims that do not fit the previous criteria have their provisions constituted according to individual assessment performed, and provisions being constituted based on the risk of loss as probable, the law and jurisprudence according to the assessment of loss made by legal counsel.

Former Banespa employees. Action distributed in 1998 by the Banespa Retired Association (AFABESP) requiring the payment of a semiannual bonus provided for in the Banespa regulations, according to which the payment will be made in the event that the Bank makes a profit and the distribution of this profit is approved by the board of directors. management or, alternatively, PLR, to retired employees of the extinct Banco do Estado de São Paulo SA - Banespa, hired until May 22, 1975. The bonus was not paid in 1994 and 1995 because the bank did not make a profit during these years. Partial payments were made between 1996 and 2000 as approved by the board of directors. The aforementioned clause was excluded from the regulation in 2001. The lawsuit was upheld by the Superior Labor Court. The Bank filed the appropriate funds with the STF, which, due to a monocratic decision, rejected the appeal. A rescissory action was brought to dismiss the decision of the main action and suspend execution. There is a preliminary injunction in force that authorizes the execution of necessary enforcement acts to proceed with the execution until the attachment, however, any acts of seizure of assets or blocking of cash are prohibited until the judgment of the rescission action. As of December 31, 2019, the case is classified as a probable loss and the provision was recorded based on the estimated loss.

c.3) Lawsuits and Administrative Proceedings of Civil

These contingencies are generally caused by: (1) Lawsuits with a request for revision of contractual terms and conditions or requests for monetary adjustments, including supposed effects of the implementation of various government economic plans, (2) lawsuits deriving of financing agreements, (3) lawsuits of execution; and (4) lawsuits of indemnity by loss and damage. For civil lawsuits considered common and similar in nature, provisions are recorded based on the average of cases closed. Claims that do not fit the previous criteria are provisioned according to individual assessment performed, and provisions are based on the risk of loss as probable, the law and jurisprudence according to the assessment of loss made by legal counsel.

The main processes with the classification of risk of loss as probable are described below:

• Lawsuits for Indemnity - seeking indemnity for material and emotional damage, regarding the consumer relationship on matters related to credit cards, consumer credit, bank accounts, collection and loans and other operations. In the civil lawsuits considered to be similar and usual, provisions are recorded based on the average of cases closed. Civil lawsuits that do not fit into the previous criteria are provisioned according to the individual assessment made, being the provisions recognized based on the risk of loss as probable, the law and jurisprudence according to the assessment of loss made by legal counsel.

• Economic Plans - they referred to lawsuits filed by savings accountholders, related to supposed inflation purge arising from the Economic Plans (Bresser, Verão, Collor I and II), based on the understanding that such plans violated acquired rights relating to the application of inflation indexes on Saving Accounts, Lawsuits Deposits and Time Deposits (CDB). Provisions arising from such lawsuits are recorded based on the individual evaluation of loss made by external legal consultants.

The Banco Santander is also party in public class lawsuits on the same matter filed by consumer rights organizations, Public Prosecutor's Offices and Public Defender's Offices. The provision is made for the lawsuits with the classification of risk as probable, based on the individual execution orders. The STF is still analyzing the subject and has already ordered the suspension of all the procedures except those that were not already decided in courts or in phase of definitive execution. There are decisions favorable to banks at the STF with regard to the economic phenomenon similar to the savings accounts, as in the case of monetary restatement of time deposits - CDB and agreements (present value table).

However, the Supreme Court´s jurisprudence has not come to a conclusion regarding the constitutionality of the norms that changed Brazil's monetary standard. On April 14, 2010, the STJ was recently decided that the deadline for the filing of civil lawsuits that argue the government's purge is five years, but this decision has not been handed down on the lawsuits yet. Thus, with this decision, a majority lawsuits, as they were filed after the period of five years is likely to be rejected, reducing the values involved. Still, the STF decided that the deadline for individual savers to become party on the public civil litigations, is also five years, counted from the final unappealable sentence. Banco Santander believes in the success of the arguments defended in these courts based on their content and the legal basis.

At the end of 2017, the General Union Law (AGU), Bacen, Institute of Consumer Protection (Idec), the Brazilian Front of the Money savers (Febrapo), the Brazilian Banks Federation (Febraban) have signed an agreement with the purpose to close all lawsuits related to Economic Plans.

The discussions focused on the definition of the amount that would be paid to each person according to the outstanding balance in the saving account. The total amount of the payments will depend on the number of the additional clients, and also on the number of money savers that approved in the courts the existance of their account and balance in the birthday date of the indexes changes. The term of agreement negotiated between the parties was submitted to the STF, which approved the terms of the agreement.

Recently, the STF ordered the suspension of all economic plan (in the country), for two years considering the judicial homologation.

The Management considers that the accrued provisions are due to charge interest in accordance with the plans, including considering the agreement approved by the STF.

c.4) Civil, Labor, Tax, and Security Social Liabilities Contingent Classified with Loss Risk as Possible:

Refer to lawsuits and administrative proceedings involving tax, labor and civil matters classified by legal counsels with loss risk as possible, which they were not recorded.

The tax lawsuits classification with loss risk as possible totaled R$25,380 million, being the main lawsuits as follow:

• INSS on Profits or Results (PLR) - Bank and the subsidiaries have several lawsuits and administrative proceedings arising from questioning tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. As of December 31, 2018, the amounts related to these proceedings totaled approximately R$5,052 million.

• Tax on Services (ISS) - Financial Institutions - Banco Santander and its subsidiaries discuss administrative and legal requirements, by several municipalities, of the payment of ISS on various revenues arising from operations that are usually not classified as services. On December 31, 2019, the amounts related to these proceedings totaled approximately R$3,139 million.

• Unapproved Compensation - The Bank and its affiliates discuss administrative and legal proceedings with the Federal Revenue, Office to grant tax relief with credits arising from overpayments. On December 31, 2019, the amounts related to these proceedings totaled approximately R$4,835 million.

• Goodwill Amortization of Banco Real - the Federal Tax Office of Brazil issued infraction notices against the Bank to require the income tax and social payments, including late charges, for the period of 2009. The Tax Authorities considered that the goodwill related to acquisition of Banco Real, amortized for accounting purposes prior to the merger, could not be deduced by Banco Santander for tax purposes. The infraction notice was contested. On July 14, 2015, the Police Judging RFB decided favorably to Banco Santander, fully canceling the tax debt. On November 10, 2016, the appeal was filed, prompting the Bank to lodge an appeal with CARF, which is awaiting judgment. On December 31, 2019, the balance was approximately R$1,419 million.

• Credit Losses - Bank and its subsidiaries challenged the tax assessments issued by the Federal Revenue Services claiming the deduction for credit losses because they fail to meet the relevant requirements under applicable law. As of December 31, 2019 the amount related to this claim is approximately R$607 million.

• Use of CSLL Tax and Negative Tax Loss - Tax assessments issued by the Federal Revenue Service in 2009 for alleged undue compensation of tax loss carryforwards and negative basis of CSLL, as a consequence of tax assessments drawn up in previous periods. Judgment is pending at the administrative level. As of December 31, 2019, the amount was R$1,055 million.

• Goodwill Amortization of Banco Sudameris - the Tax Authorities have issued infraction notices to require the income tax and social contribution payments, including late charges, relating to tax deduction of amortization of goodwill from the acquisition of Banco Sudameris, related to the period of 2007 to 2012.  Banco Santander timely presented its appeals, which are pending. On December 31, 2019, the amounts related to these proceedings totaled approximately R$635 million.

• IRPJ and CSLL - Capital Gain - the Federal Tax Office of Brazil issued infraction notices against Santander Seguros, successor company of ABN AMRO Brasil  Dois Participações S.A. (AAB Dois Par), charging income Tax and Social Contribution to related base year 2005. The Federal Tax Office of Brazil claims that capital gain in sales of shares from Real Seguros S.A and Real Vida Previdência  S.A. by AAB Dois Par should be taxed by the rate of 34% instead 15%. The assessment was contested administratively based on understanding that tax treatment adopted at the transaction was in compliance with tax laws and capital gain was taxed properly. The administrative lawsuit is awaiting trial. The Banco Santander is responsible for any adverse outcome in this lawsuit as former Zurich Santander Brasil Seguros e Previdência S.A. stockholder. As of December 31, 2019, the amount related to this lawsuit is approximately R$400 million.

The labor claims with classification of loss risk as possible totaled R$ 134 million, excluding the lawsuits below:

Readjustment of Banesprev retirement complements by the IGPDI - lawsuit filed in 2002 in Federal Court by the Association of Retired Employees of the Banco do Estado de São Paulo S.A. - Banespa, requesting the readjustment of the retirement supplementation by the IGPDI for Banespa retirees who have been admitted until May 22, 1975. The judgment granted the correction but only in the periods in which no other form of adjustment could be applied. The Bank and Banesprev have appealed this decision and although the appeals have not yet been judged, the Bank's success rate in this matter in the High Courts is around 90%. In Provisional Execution, calculations were presented by the Bank and Banesprev with "zero" result due to the exclusion of participants who, among other reasons, are listed as authors in other lawsuits or have already had some type of adjustment. The amount related to this claim is not disclosed due to the current stage of the lawsuit and such disclosure may impact the progress of the claim.

The liabilities related to civil lawsuits with classification of loss risk as possible totaled R$2,058 million, being the main lawsuits as follow:

Indemnity Lawsuit Arising of the Banco Bandepe - related to mutual agreement on appeal to the Justice Superior Court (STJ - Superior Tribunal de Justiça).

Indemnity Lawsuit Related to Custody Services - provided by Banco Santander at an early stage which was not handed down yet.

Lawsuit Arising from a Contractual Dispute - the acquisition of Banco Geral do Comércio S.A. on appeal to the Court of the State of São Paulo (TJSP - Tribunal de Justiça do Estado de São Paulo).

c.5)  Other Lawsuits Under the Responsibility of Former Controlling Stockholders

Refer to tax, labor and civil lawsuits in the amounts of R$102.482, R$213 and R$578 (2018 - R$598,544, R$327 and R$6,767), respectively, which the responsible people were the former controlling stockholders of the Bank and acquired companies. Based on the agreement signed, these lawsuits have guaranteed reimbursement from part of the former controllers, whose respective duties were recorded in other receivables - others.

In the year ended December 31, 2019, the Bank signed a contract with a former controller, in which the registered obligations became the Bank's responsibility.